UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1.	Not applicable.

Section 2.	Financial Information.

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2013, Gentherm Incorporated (the “Company”) publicly announced its financial results for the fourth quarter of 2012 and for the year ended December 31, 2012. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference. The information in this Section 2, Item 2.02 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Sections 3-8.	Not applicable.

Section 9.	Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Company news release dated March 6, 2013.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Barry G. Steele
Barry G. Steele
Vice-President of Finance and Chief Financial Officer

Date: March 6, 2013

Exhibit Index

99.1	Company news release dated March 6, 2013.